SUPPLEMENT DATED OCTOBER 23, 2020

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 23, 2020 FOR THE INTERMEDIATE BOND PORTFOLIO

AND THE PD MID-CAP INDEX PORTFOLIO

AND DATED MAY 1, 2020 FOR ALL OTHER FUNDS

This supplement revises the Pacific Select Fund Statement of Additional Information dated October 23, 2020 for the Intermediate Bond Portfolio and the PD Mid-Cap Index Portfolio and dated May 1, 2020 for all other Funds (the “SAI”) and must be preceded or accompanied by the SAI.  This supplement supersedes and replaces the previous SAI supplements dated September 18, 2020, August 27, 2020 and July 1, 2020.  Remember to review the SAI for other important information.  Capitalized terms not defined herein are as defined in the SAI.

The changes below are effective as of the date of this supplement.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Short Duration Bond Portfolio section, the word “Eurobonds” is deleted from the first sentence.

In the PD Aggregate Bond Index Portfolio section, the phrase “mortgage-related securities including” is deleted from the first sentence.

The changes below were disclosed in the previous supplement dated September 18, 2020 and will be effective November 2, 2020.

Pursuant to approval by the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees, at a meeting held on September 16, 2020, American Century Investment Management, Inc. (“American Century”) will become the sub-adviser of the Comstock Portfolio (the “Fund”) effective November 2, 2020, replacing Invesco Advisers, Inc. In addition, the Board of Trustees approved a name change for the Fund from Comstock Portfolio to Value Portfolio effective November 2, 2020.

Effective November 2, 2020, all references to “Comstock Portfolio” will be replaced with “Value Portfolio (formerly named Comstock Portfolio).”

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

The Comstock Portfolio section will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: small and mid-capitalization companies; foreign securities (including depositary receipts); REITs; MLPs; exchange traded funds; IPOs and secondary offerings; forward foreign currency contracts; commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations. The Fund may also enter into futures contracts to provide equity exposure. The Fund may also invest in high quality short-term debt securities and investment grade corporate debt securities to provide liquidity.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added alphabetically:

American Century Investment Management, Inc. (“American Century”)

American Century is a wholly-owned, privately held subsidiary of American Century Companies, Inc. (“ACC”). ACC is a holding company for American Century and the other companies in the American Century Investments Complex. The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

In the Compensation Structures and Methods section, the following will be added alphabetically:

American Century

American Century’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition and internal equity.

Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point (for purposes of the American Century-advised Value Portfolio (formerly named Comstock Portfolio), Morningstar Large Value). Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. For the American Century-advised Value Portfolio (formerly named Comstock Portfolio) the benchmark used is the Russell 1000 Value Index.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the American Century-advised Value Portfolio (formerly named Comstock Portfolio). If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the American Century-advised Value Portfolio (formerly named Comstock Portfolio) is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed income, and multi-asset strategies. Performance is measured for each product individually, as described above, and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.  The American Century ETFs are not included in a product group composite.

A portion of some portfolio managers’ bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of American Century Companies, Inc. stock during the restriction period (generally three to four years).

Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/ depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Also in the Compensation Structures and Methods section for Invesco, the eighth paragraph will be deleted.

In the Other Accounts Managed section, the following table will be added alphabetically:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
AMERICAN CENTURY
Phillip N. Davidson[2]
Registered Investment Companies	23	$ 30,753,914,635	None	N/A
Other Pooled Investment Vehicles	6	$ 2,199,950,974	None	N/A
Other Accounts	6	$ 881,596,913	None	N/A

Philip Sundell[2]
Registered Investment Companies	10	$ 7,065,453,187	None	N/A
Other Pooled Investment Vehicles	2	$ 19,480,780	None	N/A
Other Accounts	2	$ 2,376,760	None	N/A

Brian Woglom[2]
Registered Investment Companies	23	$ 30,753,914,635	None	N/A
Other Pooled Investment Vehicles	6	$ 2,199,950,974	None	N/A
Other Accounts	5	$ 881,092,696	None	N/A

2 Other Accounts Managed information as of August 14, 2020

Also in the Other Accounts Managed section, in the table for Invesco, all information regarding Devin Armstrong, Charles DyReyes, Kevin Holt and James Warwick will be deleted.

In the Materials Conflicts of Interest section, the following will be added alphabetically:

American Century

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest. In addition, American Century maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

APPENDICES

The following will be added as Appendix C and subsequent appendices will be relettered in alphabetical order:

Appendix C

American Century

Proxy Voting Policy

As of January 1, 2020

American Century is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor.  In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.         General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives.  Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages.  The Advisor will attempt to consider all factors of its vote that could affect the value of the investment.  Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client.  As a result, accounts managed by the Advisor may at times vote differently on the same proposals.  Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers.  In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.          Specific Proxy Matters

1.            Routine Matters

a.                        Election of Directors

(1)      Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities.  Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder.  When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)      Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)      Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)      Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)      Majority Vote Standard for Director Elections.  The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections.  The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)      Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.                        Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

2.            Compensation Matters

a.                         Executive Compensation

(1)      Advisory Vote on Compensation.  The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members).  The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)      Frequency of Advisory Votes on Compensation.  The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.                        Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

•                 Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•                 Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•                 Establish restriction periods shorter than three years for restricted stock grants;

•                 Do not reasonably associate awards to performance of the company; or

•                 Are excessively dilutive to the company.

3.            Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.                        Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.                        Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c.                         “Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.                        Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.                         Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.                           Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.                        “Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.                        “Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.                            Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.                           Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.                        Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.                            Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.                    Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.                        Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.            Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account.  In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account.  For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror.  In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.            Other Matters

a.                        Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.

Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.

Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.                        Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.                         Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.                        Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.                         Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.                           Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.                        Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.                        Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote.  There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares.  For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.         Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

D.         Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible.  Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.  So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against.  When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds.  For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders.  In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

The changes below were disclosed in the previous supplement dated August 27, 2020 and were then in effect.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Short Duration Bond Portfolio section, the first sentence is deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: real estate mortgage investment conduits (“REMICs”); zero coupon bonds; payment-in-kind bonds (“PIKs”); Eurobonds; and preferred stock.

In the Value Advantage Portfolio section, the paragraph is deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: derivatives, including futures and swaps; convertible securities; trust preferred stock; debt instruments, including Treasury receipts, U.S. government obligations, bank obligations, short-term funding agreements, and commercial paper; specific equity-related investments such as warrants and rights, initial public offerings, and preferred stock; investment company securities including master limited partnerships and ETFs; illiquid and restricted securities (such as private placements); securities issued in connection with reorganizations and corporate restructurings; debt instruments, including corporate debt securities, high yield/high risk bonds, inflation-indexed bonds, variable and floating rate instruments, zero coupon bonds, loan participations and assignments; repurchase agreements; reverse repurchase agreements; municipal securities; inverse floating rate instruments (i.e., inverse floaters); demand features; and other asset-backed securities and may engage in short sales and short sales against the box.

In the PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Portfolio, PD Small-Cap Growth Index Portfolio and PD Small-Cap Value Index Portfolio sections, the following is added after the second sentence:

The Fund may use these derivatives to implement any allocation changes for a Pacific Dynamix Portfolio (including changes due to periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds) by obtaining exposure to desired investments.

In the PD Large-Cap Growth Index Portfolio and PD Large-Cap Value Portfolio sections, the phrase “options on stock indices, and options on stock index futures” is deleted from the first sentence.

In the PD Small-Cap Growth Index Portfolio and PD Small-Cap Value Index Portfolio sections, the phrase “and options thereon and options on stock indices” is deleted from the first sentence.

In the PD Large-Cap Growth Index Portfolio section, the following is added after the last sentence:

The Fund intends to invest at least 90% of its assets in securities of its benchmark index (the Russell 1000 Growth Index) in approximately the same proportion as each security’s benchmark weighting. The sub-adviser seeks to replicate the performance of the Russell 1000 Growth Index by investing the Fund’s assets so that the percentage of Fund assets invested in a given security is approximately the same as the percentage such security represents in the Russell 1000 Growth Index.

In the PD Large-Cap Value Index Portfolio section, the following is added after the last sentence:

The Fund intends to invest at least 90% of its assets in securities of its benchmark index (the Russell 1000 Value Index) in approximately the same proportion as each security’s benchmark weighting. The sub-adviser seeks to replicate the performance of the Russell 1000 Value Index by investing the Fund’s assets so that the percentage of Fund assets invested in a given security is approximately the same as the percentage such security represents in the Russell 1000 Value Index.

In the PD Small-Cap Growth Index Portfolio section, the following is added after the last sentence:

The Fund intends to invest at least 90% of its assets in securities of its benchmark index (the Russell 2000 Growth Index) in approximately the same proportion as each security’s benchmark weighting. The sub-adviser will utilize an optimization approach to seek to replicate the performance of the Russell 2000 Growth Index by investing in a portfolio of securities in the Russell 2000 Growth Index that collectively has an investment profile similar to that of the Russell 2000 Growth Index. The optimization process evaluates a security’s risk characteristics to systematically assess the risk of any deviation from a security’s benchmark weighting relative to transaction costs.

In the PD Small-Cap Value Index Portfolio section, the following is added after the last sentence:

The Fund intends to invest at least 90% of its assets in securities of its benchmark index (the Russell 2000 Value Index) in approximately the same proportion as each security’s benchmark weighting. The sub-adviser will utilize an optimization approach to seek to replicate the performance of the Russell 2000 Value Index by investing in a portfolio of securities in the Russell 2000 Value Index that collectively has an investment profile similar to that of the Russell 2000 Value Index. The optimization process evaluates a security’s risk characteristics to systematically assess the risk of any deviation from a security’s benchmark weighting relative to transaction costs.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the paragraph for ClearBridge Investments, LLC (“ClearBridge”) is deleted and replaced with the following:

ClearBridge is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge is a wholly-owned subsidiary of Franklin Resources, Inc.

Also in the Management Firms section, the paragraph for QS Investors, LLC (“QS Investors”) is deleted and replaced with the following

QS Investors is an investment management firm that specializes in disciplined and systematic investment solutions. QS Investors is a wholly-owned subsidiary of Franklin Resources, Inc.

Also in the Management Firms section, the paragraph for Western Asset Management Company, LLC and certain of its affiliated companies (collectively “Western Asset”) is deleted and replaced with the following:

Western Asset Management Company, LLC operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom). Each of these entities (each a “Western Manager” and collectively “Western Asset”) and is a wholly-owned subsidiary of Franklin Resources, Inc. Each Western Manager will receive a proportionate share of the fee based on the average daily net assets that it manages.

In the Compensation Structures and Methods section, under BlackRock, the second subheader is deleted and replaced with the following:

Discretionary Incentive Compensation – Messrs. Kemp, Ruvinsky, Liu and Lee and Ms. Xie

In addition, the second row of the table under that subheader is deleted and replaced with the following:

Erin Xie* Xiang Liu* Jeff Lee*	BME Option Overwriting Strategy Composite Index; MSCI ACWI 25% Call Overwrite Index; FTSE 3-month T-bill Index; MSCI WRLD HealthCare ND; Russell 3000 HealthCare Index

   *As of June 30, 2020

In the Other Accounts Managed section, under BlackRock’s portion of the table, the information for Erin Xie is deleted and the following is added alphabetically:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
BlackRock
Jeff Lee[1]

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Registered Investment Companies	4	$12,360,325,544	None	N/A
Other Pooled Investment Vehicles	1	$8,636,720,270	None	N/A
Other Accounts	1	$1,503,666,508	1	$1,503,666,508

Xiang Liu[1]
Registered Investment Companies	4	$12,360,325,544	None	N/A
Other Pooled Investment Vehicles	1	$8,636,720,270	None	N/A
Other Accounts	1	$1,503,666,508	1	$1,503,666,508

Erin Xie
Registered Investment Companies	3	$8,556,835,251	None	N/A
Other Pooled Investment Vehicles	2	$5,574,940,558	1	$86,345,661
Other Accounts	1	$1,453,587,658	1	$1,453,587,658

1 Other Accounts Managed information as of June 30, 2020.

In the Material Conflicts of Interest section, under BlackRock, the last two sentences in the first paragraph are deleted and replaced with the following:

It should also be noted that Ms. Xie and Messrs. Lee and Liu may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Xie and Messrs. Lee and Liu may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

The changes below were disclosed in the previous supplement dated July 1, 2020 and were effective August 1, 2020.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Inflation Managed Portfolio section, the entire paragraph will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; bank obligations; when-issued securities; and repurchase and reverse repurchase agreements.  The Fund may invest up to 5% of its net assets in event-linked bonds.  The Fund may also invest up to 5% of its assets in municipal securities.  The Fund may also engage in short sales and short sales against the box, as part of its overall portfolio management strategies to offset a potential decline in the value of a security.  In addition, the Fund may invest up to 10% of its assets in preferred stock.

In the Managed Bond Portfolio section, the first paragraph will be deleted.  In addition, the following will be added to the end of the second paragraph:

The Fund also may invest up to 10% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the sub-adviser.  The Fund may also invest up to 10% of its assets in debt securities of issuers based in emerging market economies (whether U.S. dollar or foreign currency denominated).  For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”